UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 16, 2009

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2009, the Compensation and Stock Option Committee of National Western Life Insurance Company (the “Company”) approved calendar year 2010 bonus programs which include as participants various named executive officers of the Company. These bonus programs are designed to provide additional compensation based on the Company achieving certain performance and profit criteria in order to hold executives accountable through their compensation for the performance of the business. The bonus programs and executive officer participants are as follows:

●	National Western Life Insurance Company 2010 Executive Officer Bonus Program
Robert L. Moody – Chairman of the Board and Chief Executive Officer
Ross R. Moody – President and Chief Operating Officer

●	National Western Life Insurance Company 2010 Domestic Marketing Officer Bonus Program
S. Christopher Johnson – Senior Vice President, Chief Domestic Marketing Officer

●	National Western Life Insurance Company 2010 International Marketing Officer Bonus Program
Scott E. Arendale – Senior Vice President, Chief International Marketing Officer

●	National Western Life Insurance Company 2010 Officer Bonus Program
Paul D. Facey – Senior Vice President, Chief Actuary
Michael P. Hydanus – Senior Vice President, Chief Administrative Officer
Charles D. Milos – Senior Vice President, Mortgage Loans and Real Estate
James P. Payne – Senior Vice President, Secretary
Patricia L. Scheuer – Senior Vice President, Chief Investment Officer
Brian M. Pribyl – Senior Vice President, Chief Financial Officer and Treasurer

The bonus programs are in effect for the year ending December 31, 2010. Amounts earned under the Domestic Marketing Officer Bonus Program and the International Marketing Officer Bonus Program may be paid as frequently as quarterly during 2010. Otherwise, amounts earned under the bonus programs will be paid in 2011 when final results are determined. Copies of the 2010 bonus programs are attached hereto as Exhibits 10(cj), 10(ck), 10(cl), and 10(cm) and are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10(cj)	National Western Life Insurance Company 2010 Executive Officer Bonus Program

10(ck)	National Western Life Insurance Company 2010 Domestic Marketing Officer Bonus Program

10(cl)	National Western Life Insurance Company 2010 International Marketing Officer Bonus Program

10(cm)	National Western Life Insurance Company 2010 Officer Bonus Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: December 22, 2009	By:	/S/ Brian M. Pribyl
Brian M. Pribyl
Senior Vice President
Chief Financial Officer and Treasurer